Back to Form 8-K
Exhibit 10.2

NOTICE OF AWARD

State of Missouri
Office of Administration
Division Of Purchasing and Materials Management
PO Box 809
Jefferson City, MO 65102
http://www.oa.mo.gov/purch

CONTRACT NUMBER C306118005	CONTRACT TITLE Medicaid Managed Care-Eastern Region
AMENDMENT NUMBER Amendment #006	CONTRACT PERIOD July 1, 2007 through June 30, 2008
REQUISITION NUMBER NR 886 25758005706	VENDOR NUMBER 3640504950 1
CONTRACTOR NAME AND ADDRESS Harmony Health Plan Inc 23 Public Square Ste 400 Belleville IL 62220	STATE AGENCY’S NAME AND ADDRESS Dept of Social Services MO HealthNet Division PO Box 6500 Jefferson City, MO 65102-6500
ACCEPTED BY THE STATE OF MISSOURI AS FOLLOWS: Contract C306118005 is hereby amended pursuant to the attached Amendment #006 dated 12/26/07.
BUYER Laura Ortmeyer	BUYER CONTACT INFORMATION Email: laura.ortmeyer@oa.mo.gov Phone: (573) 751-4579 Fax (573) 526-9817
SIGNATURE OF BUYER /s/ Laura Ortmeyer	DATE 12/19/07
DIRECTOR OF PURCHASING AND MATERIALS MANAGEMENT /s/ James Miluski James Miluski

STATE OF MISSOURI

OFFICE OF ADMINISTRATION
DIVISION OF PURCHASING AND MATERIALS MANAGEMENT (DPMM)
CONTRACT AMENDMENT

AMENDMENT NO.: 006	REQ NO.: NR 886 25758005706
CONTRACT NO.: C306118005	BUYER: Laura Ortmeyer
TITLE: Medicaid Managed Care -Eastern Region	PHONE NO.: (573) 751-4579
ISSUE DATE: 12/11/07	E-MAIL: Iaura.ortmeyer@oa.mo.gov

TO:	HARMONY HEALTH PLAN INC 23 PUBLIC SQUARE STE 400 BELLEVILLE, IL 62220

RETURN AMENDMENT NO LATER THAN: DECEMBER 26, 2007 AT 5:00 PM CENTRAL TIME
RETURN AMENDMENT TO:

(U.S. Mail)		(Courier Service)
Div of Purchasing & Matls Mgt (DPMM)		Div of Purchasing & Matls Mgt (DPMM)
PO BOX 809	OR	301 WEST HIGH STREET, ROOM 630
JEFFERSON CITY MO 65102-0809		JEFFERSON CITY MO 65101-1517

OR FAX TO: (573) 526-9817 (either mail or fax, not both)

DELIVER SUPPLIES/SERVICES FOB (Free On Board) DESTINATION TO THE FOLLOWING ADDRESS:

Department of Social Services, MO HealthNet Division
Post Office Box 6500
Jefferson City MO 65102-6500

SIGNATURE REQUIRED

DOING BUSINESS AS (DBA) NAME: Harmony Health Plan of Illinois, Inc. d/b/a Harmony Health Plan of Missouri	LEGAL NAME OF ENTITY/INDIVIDUAL FILED WITH IRS FOR THIS TAX ID NO.: Harmony Health Plan of Illinois, Inc.
MAILING ADDRESS: 23 Public Square, Suite 400	IRS FORM 1099 MAILING ADDRESS 200 West Adams Street, Suite 800
CITY, STATE, ZIP CODE Belleville, IL 62220	CITY, STATE, ZIP CODE Chicago, IL 60606
CONTACT PERSON Ms. Tina Gallagher	EMAIL ADDRESS Tina.Gallagher@wellcare.com
PHONE NUMBER (800) 608-8158 Ext. 2405	FAX NUMBER (800) 608-8157
TAXPAYER ID NUMBER (TIN) 36-4050495	TAXPAYER ID (TIN) TYPE (CHECK ONE) FEIN SSN	VENDOR NUMBER (IF KNOWN) 3640504950 1
VENDOR TAX FILING TYPE WITH IRS (CHECK ONE) (NOTE: LLC IS NOT A VALID TAX FILING TYPE.) X Corporation Individual State/Local Government Partnership Sole Proprietor Other
AUTHORIZED SIGNATURE /s/ Thaddeus Bereday	DATE December 26, 2007
PRINCIPAL NAME Thaddeus Bereday	TITLE Secretary

Contract C306118005

AMENDMENT #006 TO CONTRACT C306118005

CONTRACT TITLE:        Medicaid Managed Care - Eastern Region

CONTRACT PERIOD:    July 1, 2007 through June 30, 2008

The State of Missouri hereby desires to amend the above-referenced contract, as follows.

1.  The State of Missouri, MO HealthNet Division, will no longer utilize the term MC+. All references to MC+ shall hereinafter be referred to as "MO HealthNet". MC+ Managed Care is hereinafter referred to as "MO HealthNet Managed Care".

2. Paragraph 1.7.1 c. 1) and all bulletpoints are hereby deleted effective September 1, 2007.

3. Paragraphs 1.7.1 d., 1.7.1 d. 1), and 1.7.1 d. 2) are hereby amended effective September 1, 2007 as follows:

d.
State Child Health Plan: Missouri submitted a combination State Child Health Plan under Title XXI of the Social Security Act for the State Children's Health Insurance Program (SCHIP) May 31, 2007. The Centers for Medicare and Medicaid Services (CMS) approved Missouri's SCHIP State Child Health Plan on September 28, 2007, with an effective date of September 1, 2007. Title XXI provides funds to states to enable them to initiate and expand the provision of child health assistance to uninsured, low-income children in an effective and efficient manner. Missouri's SCPIIP State Child Health Plan uses funds provided under Title XXI to both expand benefits under Missouri's State Medicaid Plan, and to obtain coverage that meets the requirements for a separate child health program.

1)
SCHD - Non Premium - Missouri provides presumptive eligibility for children in families with income of 150% of the FPL or below until a decision is made on regular SCHIP eligibility. Uninsured children age birth through age 18 with family income less than 150% of the FPL are covered.

Children eligible for the Non - Premium Program receive a benefit package of essential medically necessary health services, including Non-Emergency Medical Transportation (NEMT). Prescription drugs will be subject to the national drug rebate program requirements. Fee-for-service will be utilized in regions where MO HealthNet managed care is not yet available. When MO HealthNet managed care begins in these areas, Title XXI eligibles will be enrolled in MO HealthNet managed care. No new eligible will be excluded because of preexisting illness or condition.

2)
SCHIP - Premium - Uninsured children age birth through age 18 with family income between 151% and 300% of the FPL are covered under a Separate Child Health Program under a Title XXI SCHIP State Plan. No new eligible is excluded because of pre-existing illness or condition. Children in families with income more than 150% of FPL are not eligible if they have access to affordable insurance.

Children eligible for the Premium Program receive a benefit package of essential medically necessary health services, excluding NEMT. Prescription drugs are subject to the national drug rebate program requirements. Fee-for-service is utilized in regions where MO HealthNet managed care is not yet available. When MO HealthNet Managed Care begins in these areas, Title XXI eligibles will be enrolled in MO HealthNet Managed Care.

Contract C306118005

"Uninsured children" are persons up to nineteen years of age who have not had access to employer-subsidized health care insurance or other health care coverage for six (6) months prior to application, are residents of the State of Missouri, and have parents or guardians who meet the following requirements:

•	Furnish to the Department of Social Services the uninsured child's social security number or numbers, if the uninsured child has more than one such number;

•	Furnish to the Department of Social Services the uninsured child's documentation of citizenship and alien status;

•
Cooperate with the Department of Social Services in identifying and providing the information to assist the MO HealthNet Division in pursuing any third-party health insurance carrier who may be liable to pay for health care;

•	Cooperate with the Department of Social Services, Family Support Division in establishing paternity and in obtaining support payments, including medical support;

•
Demonstrate, upon request, their child's participation in wellness programs including immunizations and a periodic physical examination. (This shall not apply to any child whose parent or legal guardian objects in writing to such wellness programs including immunizations and an annual physical examination because of religious beliefs or medical contraindications);

•	Demonstrate annually that their total net worth does not exceed two hundred fifty thousand dollars in total value;

•	The Premium Program requires a premium, but does not impose co-payments, coinsurance, or deductibles; and

•
There will be protections for the Premium population against dropping or foregoing private coverage, including a six (6) month waiting period and insurance availability screens through the MO HealthNet's Health Insurance Premium Payment (HIPP) program.

•
Any child identified as having special health care needs defined as a condition which left untreated would result in the death or serious physical injury of a child, that does not have access to affordable employer-subsidized health care insurance will be exempt from the requirement to be without health care coverage for six months in order to be eligible for services; and

•	A child shall not be subject to the 30-day waiting period as long as the child meets all other qualifications for eligibility.

4. Paragraphs 1.7.1 d. 3) through 6) are hereby deleted effective September 1, 2007.

5. Paragraph 1.7.1 e. is hereby inserted effective September 1, 2007.

e. MO Health Net managed care eligibles in the above specified eligibility groups may voluntarily disenroll from the Managed Care Program or choose not to enroll in the Managed Care Program if they:

1) Are eligible for Supplemental Security Income (SSI) under Title XVI of the Social Security Act;

2)     Are described in Section 501(a)(1)(D) of the Social Security Act;

Contract C306118005

3) Are described in Section 1902(e)(3) of the Social Security Act;
4) Are receiving foster care or adoption assistance under part E of Title IV of the Social Security Act;
5) Are in foster care or otherwise in out-of-home placement; or
6) Meet the SSI disability definition as determined by the Department of Social Services.

6.         Paragraph 2.7.1 v. 1) is hereby amended effective September 1, 2007 as follows:

1)
The health plan shall conduct HCY/EPSDT well child visits on all eligible members under age twenty-one (21) to identify health and developmental problems. The state agency recognizes that the decision to not have a child screened is the right of the parent or guardian of the child. For those children that have not had well child visits in accordance with the periodicity schedule established by the state agency, the health plan shall document its outreach and educational efforts to the parent or guardian informing them of the importance of well child visits, that a well child visits is due, that appointment scheduling assistance is available, and that transportation (except to those children with ME Codes 73-75) is available. (The current periodicity schedule is contained in Attachment 3.) The health plan shall follow the MO HealthNet fee-for-service policies for recognition of completion of all components of a full medical HCY/EPSDT well child visit service. A full HCY/EPSDT well child visits includes all of the components listed below. A partial well child visit includes the first six (6) components listed below. The last three (3) components are individual screens. An interperiodic screen is defined as any encounter with a health care professional acting within his or her scope of practice.

• A comprehensive health and developmental history including assessment of both physical and mental health developments;
• A comprehensive unclothed physical exam;
• Health education (including anticipatory guidance);
•  Laboratory tests as indicated (appropriate according to age and health history unless medically contraindicated);
• Appropriate immunizations according to age;
• Verbal lead assessment beginning at age six (6) months and continuing through age seventy-two (72) months. Blood level testing is mandatory at twelve (12) and twenty-four (24) months or annually if residing in a high-risk area of Missouri as defined by Department of Health and Senior Services regulation 19 CSR 20-8.030;
• Vision screening;
•  Hearing screening;
• Dental screening (oral exam by primary care provider as part of comprehensive exam). Recommended that preventive dental services begin at age six (6) through twelve (12) months and be repeated every six (6) months.

7.         Paragraph 2.7.1 v. 5) is hereby amended effective September 1, 2007 as follows:

Contract C306118005

5)
The health plan shall have an established process for reminders, follow-ups, and outreach to members. This process shall include, but not be limited to, notifying the parent(s) or guardian(s) of children of the needs and scheduling of periodic well child visits according to the periodicity schedule. The health plan shall provide assistance to new members in accessing HCY/EPSDT well child visit services within ninety (90) calendar days of health plan enrollment. The health plan shall provide assistance to members in accessing subsequent HCY/EPSDT well child visits in accordance with the periodicity schedule. At the time of notification, the health plan shall offer transportation and scheduling assistance if necessary. For members with ME Codes 73 through 75, non-emergency medical transportation is not a covered benefit.

8.        Paragraph 2.7.2 is hereby amended effective September 1, 2007 as follows:

2.7.2 The health plan shall include all the services specified in the comprehensive benefit package with the exception of non-emergency medical transportation (NEMT) for uninsured children in ME Codes 73-75 (Refer to Attachment 1, COA 5) and children in state custody with the following ME Codes 08, 52, 57, and 64 (Refer to Attachment 1, COA 4).

9. Attachment 1 is hereby revised effective July 1, 2007.

10. Attachment 3 is hereby revised effective September 1, 2007.

All other terms, conditions and provisions of the contract, including all prices, shall remain the same and apply hereto.

The contractor shall sign and return this document, on or before the date indicated, signifying acceptance of the amendment.